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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): OCTOBER 15, 2003

                               THE TIMKEN COMPANY
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             (Exact Name of Registrant as Specified in its Charter)

                                      OHIO
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                 (State or Other Jurisdiction of Incorporation)

        1-1169                                           34-0577130
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(Commission File Number)                    (I.R.S. Employer Identification No.)

                1835 DUEBER AVENUE, S.W., CANTON, OHIO  44706-2798
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               (Address of Principal Executive Offices) (Zip Code)

                                 (330) 438-3000
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              (Registrant's Telephone Number, Including Area Code)

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ITEM 5.  OTHER EVENTS

On October 15, 2003, The Timken Company ("Timken") and Ingersoll-Rand Company, as the selling stockholder (the "Selling Stockholder"), entered into an underwriting agreement with Morgan Stanley & Co. Incorporated relating to (i) the public offering, issuance and sale by Timken of 3,500,000 shares of Timken's common stock, without par value, and (ii) the public offering and resale by the Selling Stockholder of 9,395,973 shares of Timken's common stock, without par value.

This Current Report on Form 8-K is being filed by Timken to incorporate that underwriting agreement by reference into the Registration Statement No. 333-100731 on Form S-3 and the Registration Statement No. 333-108792 on Form S-3, effective February 11, 2003 and September 30, 2003, respectively.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                  1.1 Purchase Agreement dated as of October 15, 2003 among The Timken Company, Ingersoll-Rand Company and Morgan Stanley & Co. Incorporated.

                                        2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE TIMKEN COMPANY

                                   By: /s/ William R. Burkhart
                                       -----------------------------------------
                                       William R. Burkhart
                                       Senior Vice President and General Counsel

Date: October 17, 2003

                                        3

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                                  EXHIBIT INDEX

Exhibit
 Number                       Description of Documents
-------   ----------------------------------------------------------------------
  1.1     Purchase Agreement dated as of October 15, 2003 among The Timken
          Company, Ingersoll-Rand Company and Morgan Stanley & Co. Incorporated.